LIQUIDITY (Details Narrative) - USD ($) $ in Thousands	3 Months Ended
	Jun. 30, 2021	Jun. 30, 2020	Mar. 31, 2021
Liquidity
Cash	$ 28,600
Current liabilities	2,506		$ 3,208
Profit (loss)	3,223	$ 655
Cash flows from (used in) operating activities	1,580	$ 688
Cash on hand	$ 28,000
Offering and through that process description	During the quarter ended June 30, 2021, the Company commenced an “at the market” offering, under which it sold 90,888 shares generating gross proceeds of approximately $2.6 million ($2.5 million, net of commissions). Further, the Company initiated an offering pursuant to the Prospectus. On June 24, 2021, the Company completed a firm commitment underwritten public offering of 1,150,000 ordinary shares at a public offering price of $23.00 per share for gross proceeds of approximately $26.5 million and was settled June 28, 2021. The Company incurred aggregate offering expenses for the public offering of approximately $1.8 million, including approximately $1.6 million of management, underwriting and selling expenses. The Company will use the net proceeds raised to fund its research and development activities and support operations. The amount raised is sufficient to fund operations through September 2022. Funds may be used to accelerate development activities to advance the Company’s product portfolio, working capital and general corporate purposes